Share-based compensation - Weighted average assumptions (Details) - SARs and TSARs	12 Months Ended
	Dec. 31, 2019 USD ($) year	Dec. 31, 2018 USD ($) year
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	1.60%	2.60%
Expected dividend yield	3.70%	2.70%
Expected life of SARs and TSARs (years) | year	1.2	1.5
Expected volatility	38.00%	35.00%
Expected forfeitures	0.10%	0.20%
Weighted average fair value (USD per share) | $	$ 3.03	$ 7.93